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                                                                    EXHIBIT 99.2


FOR FURTHER INFORMATION:  SANDY FRUHMAN - MEDIA   (713) 497-3123
                          DENNIS BARBER - INVESTORS (713) 497-3042


FOR IMMEDIATE RELEASE:    AUGUST 12, 2003


                    RELIANT RESOURCES ANNOUNCES SELECTION OF
                              JOEL V. STAFF AS CEO

HOUSTON, TX - Reliant Resources, Inc. (NYSE:RRI) today announced that the independent members of its board of directors, acting on the recommendation of the board's Nominating and Governance Committee, have requested Joel V. Staff to continue serving as chairman and CEO and have concluded the search process they initiated in April.

"Having the opportunity, over the last four months, to interview multiple quality candidates and to work with Joel convinced us that he is the right person to lead the company in creating value for our shareholders. We are delighted that Joel has agreed to accept this appointment," said E. William Barnett, chairman of Reliant's Nominating and Governance Committee.

"Reliant is a quality organization with tremendous potential and exciting challenges," said Staff. "I am honored by the confidence that the board of directors has shown by asking me to remain in this position, and I look forward to working with the board and Reliant's employees to establish Reliant as a leader in our industry."

Staff has served Reliant Resources as chairman of the board and chief executive officer since the resignation of Steve Letbetter on April 13, 2003. Staff served as chairman, president and chief executive officer of National Oilwell, Inc. from July 1993 to May 2001 and as chairman until May 2002. Staff was associated with Baker Hughes, Inc., between 1976 and June of 1993 and serving in various financial and general management positions including senior vice president and president of the drilling and production groups.

Reliant Resources, Inc., based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S. and Europe, marketing those services under the Reliant Energy brand name. The company provides a complete suite of energy products and services to approximately 1.7 million electricity customers in Texas ranging from residences and small businesses to large commercial, industrial and institutional customers. Reliant also serves large commercial and industrial clients in the PJM (Pennsylvania, New Jersey, Maryland) Interconnection. The company has approximately 22,000 megawatts of power generation capacity in operation, under construction or under contract in the U.S and nearly 3,500 megawatts of power generation in operation in Western Europe. For more information, visit our web site at www.reliantresources.com.


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This news release contains "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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